UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

DaVita Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-2400

(Former address - 21250 Hawthorne Boulevard, Suite 800, Torrance, California, 90503)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 3, 2003, announcing the registrant’s financial results for the quarter ended September 30, 2003.

Item 12.	Disclosure of Results of Operations and Financial Condition

On November 3, 2003, DaVita Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our third quarter 2003 consolidated financial results presented in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, we have used non-GAAP measures of (a) net earnings excluding refinancing charges and prior period lab services recoveries, (b) free cash flow, (c) rolling twelve (12) months operating cash flows and free cash flows excluding prior period lab services recoveries and (d) operating income excluding depreciation, amortization, minority interest and prior period lab services recoveries. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. In addition, because we have historically reported certain non-GAAP financial measures in our financial results, we believe the inclusion of these non-GAAP financial measures provides consistency and comparability in our financial reporting to prior periods for which these non-GAAP financial measures were previously reported. These non-GAAP financial measures should not be considered or used as a substitute for or superior to GAAP financial measures. Reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures are included in the attached press release.

The attached press release also contains forward-looking statements relating to our performance during 2003 and 2004. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. A more thorough discussion of certain factors which may affect our operating results are included under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, and June 30, 2003, and will also be included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: November 3, 2003	/s/ PATRICK A. BRODERICK

Patrick A. Broderick Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2003, announcing the registrant’s financial results for the quarter ended September 30, 2003.